Sequoia ETF (SEQ)
SUMMARY PROSPECTUS
OCTOBER 16, 2026

Before you invest, you may want to review the Sequoia ETF’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, and other information about the Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online at www.sequoiaetf.com. You can also get this information at no cost by calling the Fund at 844-737-3230. The Fund’s prospectus and statement of additional information, both dated October 16, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.99%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.99%
[1]	The Fund’s Adviser, Ruane Cunniff L.P., receives a “unitary fee” pursuant to which it provides investment advisory service and pays most of the Fund’s operating expenses except brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.
[2]	Other expenses are estimated for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating

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Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the Predecessor Fund (as defined below), the Predecessor Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

The Fund’s investment objective is long-term growth of capital. In pursuing this objective, the Fund focuses on investing in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of equity securities, such as common stock, as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise.

No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each company are extensively studied to appraise fundamental intrinsic value. The Fund normally invests in equity securities of U.S. and non-U.S. companies. The Fund may invest in securities of issuers with any market capitalization. The Fund may sell the security of an issuer for a variety of reasons, including when the issuer shows deteriorating fundamentals, its earnings progress falls short of the Adviser’s expectations or its valuation appears excessive relative to its expected future earnings.

Ordinarily, the Fund’s portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund is not required, however, to be fully invested in equity securities and, in fact, usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities.

Depending upon market conditions, cash reserves may be a significant percentage of the Fund’s net assets. The Fund is classified as non-diversified.

Principal Risks

•	Market Risk. This is the risk that the market values of the Fund’s investments will decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, tariffs, natural disasters and public health events and crises, including disease/virus outbreaks, epidemics and pandemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries and companies cannot necessarily be foreseen or predicted. You may lose money by investing in the Fund.

•	Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misgauged. Such securities may decline in value even though they are already undervalued.

•	Non-Diversification Risk. The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share (“NAV”).

•	Foreign (Non-U.S.) Risk. This is the risk that the value of the Fund’s investments in securities of foreign issuers will be affected adversely by foreign economic, social and political conditions and developments or by the application of foreign legal, regulatory, accounting and auditing standards or foreign taxation policies or by currency fluctuations and controls. The risks to the Fund and, therefore, to your investment in the Fund, of investing in foreign securities include expropriation, settlement difficulties, market illiquidity and higher transaction costs. The prices of foreign securities may move in a different direction than the prices of U.S. securities. In addition, the prices of foreign securities may be more volatile than the prices of U.S. securities.
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•	Currency Risk. This refers to the risk that securities that trade or are denominated in currencies other than the U.S. Dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. Dollar and the respective foreign currency.

•	Growth Company Risk. The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

•	Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community and have more volatile share prices. These companies often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

•	Risks of Investing in a Managed Fund. Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Adviser may be incorrect in assessing a particular industry or company, including the anticipated earnings growth of the company. The Adviser may not buy securities at the lowest possible prices or sell securities at the highest possible prices. As with any investment, there can be no guarantee that the Fund will achieve its investment goals.

•	Illiquid Investments Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

•	Capital Gain Risk. As of the date of this Prospectus, a substantial portion of the Fund’s NAV is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase Shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. If such distribution is reinvested in Fund Shares, any such income or gain will increase the tax basis of your Shares, which will reduce the amount of gain or increase the amount of loss you recognize on a disposition of your Shares. You should consult your tax professional about your investment in the Fund.

•	ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

o	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts
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or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

o	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the Fund only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

o	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
•	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
•	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
•	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
•	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any investment, you may lose money by investing in the Fund.

Bar Chart and Performance Information

On October 16, 2026, the Fund acquired the assets and assumed the liabilities of the Sequoia Fund, Inc. (the “Predecessor Fund”), in a reorganization (the “Reorganization”). As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. The performance information provided below is that of the Predecessor Fund for periods prior to October 16, 2026. The Fund has the same investment objective, investment strategies, fundamental investment policies and management team as the Predecessor Fund. Updated performance information is available at no cost by calling the Fund toll-free at 1- 844-737-3230.

The bar chart illustrates how the Predecessor Fund’s average annual returns have varied from year to year for the past ten calendar years. The table below illustrates how the Predecessor Fund's average annual total returns compare with those of a broad measure of market performance, the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund’s past performance, of course, does not necessarily indicate how it will perform in the future.

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During the period shown in the bar chart, the highest return for a quarter was 27.21% (2nd quarter 2020) and the lowest return for a quarter was -22.17% (1st quarter 2020).

Average Annual Total Returns

(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Return Before Taxes	22.13%	10.46%	11.04%
Return After Taxes on Distributions	19.30%	8.84%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	14.83%	8.04%	8.10%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are estimates, which are calculated using the highest historical individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund Shares to offset other taxable gains. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The Fund’s investment adviser is Ruane Cunniff L.P.

Portfolio Managers

The following persons serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Employee	Title	Length of Service with the Predecessor Fund
John B. Harris	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser’s general partner)	Since May 2016
Arman Gokgol-Kline	Analyst of the Adviser; Management Committee member of RCG-GP	Since May 2016
Trevor Magyar	Analyst of the Adviser; Management Committee member of RCG-GP	Since May 2016

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Because Shares are listed for trading on the Exchange and trade at market prices rather than NAV, Shares may trade at a price that is greater than, at, or less than, NAV. Investors may incur costs attributable to the differences between the highest price a buyer is willing to pay to purchase Shares of the Fund (“bid”) and the lowest price a seller is willing to accept for Shares of the Fund (“ask”) when buying or selling

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Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, premiums and discounts, and bid-ask spreads, is available online at www.sequoiaetf.com.

Tax Information for the Fund

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Please reference the SAI for more information about the prospective tax implications of an investment in the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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